Tenable Announces Second Quarter 2026 Financial Results
Tenable Exceeds Q2 Revenue and Profit Expectations, Raises Full-Year Outlook
•Revenue of $268.5 million, year-over-year growth of 8.6%
•GAAP operating margin of 4.6%; Non-GAAP operating margin of 24.7%, year-over-year increase of 540 basis points
•Net cash provided by operating activities of $44.7 million; Unlevered free cash flow of $45.3 million
COLUMBIA, Maryland, July 29, 2026 — Tenable Holdings, Inc. ("Tenable") (Nasdaq: TENB), the exposure management company, today announced financial results for the quarter ended June 30, 2026.
"We delivered better-than-expected results in Q2, reflecting the continued momentum in Tenable One," said Steve Vintz, Co-CEO of Tenable. "As AI reshapes the attack surface faster than most organizations can respond, we believe customers are increasingly choosing Tenable One as the platform that turns that complexity into clear, actionable insight to reduce risk."
"Customer conversations are converting into action, driven by our simplified pricing and packaging and by AI-native capabilities like Hexa and AI Exposure," said Mark Thurmond, Co-CEO of Tenable. "Tenable One's value is immediate and tangible for our customers, validating both our position today and our strategy for where the market is heading."

Second Quarter 2026 Financial Highlights
•Revenue was $268.5 million, an 8.6% increase year-over-year
•GAAP income from operations was $12.4 million, compared to a loss of $7.4 million in the second quarter of 2025
•GAAP operating margin was 4.6%, compared to (3.0)% in the second quarter of 2025
•Non-GAAP income from operations was $66.2 million, compared to $47.7 million in the second quarter of 2025
•Non-GAAP operating margin was 24.7%, compared to 19.3% in the second quarter of 2025
•GAAP net income was $3.8 million, compared to a loss of $14.7 million in the second quarter of 2025
•GAAP diluted earnings per share was $0.03, compared to a net loss per share of $0.12 in the second quarter of 2025
•Non-GAAP net income was $57.9 million, compared to $41.4 million in the second quarter of 2025
•Non-GAAP diluted earnings per share was $0.51, compared to $0.34 in the second quarter of 2025
•Net cash provided by operating activities was $44.7 million, compared to $42.5 million in the second quarter of 2025
•Unlevered free cash flow was $45.3 million, compared to $44.3 million in the second quarter of 2025
•Repurchased 5.2 million shares of our common stock for $100.0 million
Recent Business Highlights
•Added 381 new enterprise platform customers and 32 net new six-figure customers
•Joined Anthropic’s Project Glasswing to drive new research, strengthen the security of Tenable, and help customers understand how frontier AI models behave
•Selected by OpenAI to join the Trusted Access for Cyber (TAC) and Daybreak Cyber Partner Programs to advance the AI capabilities of Tenable One for machine-speed risk prioritization and reduction
•Advanced the orchestration capabilities of Tenable Hexa AI, introducing complex, multi-step reasoning and automated remediation workflows to accelerate risk reduction at machine speed
•Achieved FedRAMP High and Impact Level 5 authorization for Tenable One Cloud Exposure, delivering exposure management solutions for highly sensitive federal environments
•Unveiled new cloud detection and response capabilities for Tenable One, designed to transform threat investigations into precise remediation action

Financial Outlook
For the third quarter of 2026, we currently expect:
•Revenue in the range of $270.0 million to $273.0 million
•Non-GAAP income from operations in the range of $66.0 million to $69.0 million
•Non-GAAP net income in the range of $58.0 million to $61.0 million, assuming interest expense of $6.4 million, interest income of $2.1 million and a provision for income taxes of $2.9 million
•Non-GAAP diluted earnings per share in the range of $0.49 to $0.52
•118.0 million diluted weighted average shares outstanding
For the year ending December 31, 2026, we currently expect:
•Revenue in the range of $1.075 billion to $1.081 billion
•Non-GAAP income from operations in the range of $258.0 million to $264.0 million
•Non-GAAP net income in the range of $228.0 million to $234.0 million, assuming interest expense of $25.6 million, interest income of $9.7 million and a provision for income taxes of $12.0 million
•Non-GAAP diluted earnings per share in the range of $1.95 to $2.00
•117.0 million diluted weighted average shares outstanding
•Unlevered free cash flow in the range of $289.0 million to $295.0 million
Conference Call Information
Tenable will host a conference call on July 29, 2026 at 4:30 p.m. Eastern Time to discuss its financial results. The conference call can be accessed at 877-407-9716 (U.S.) and 201-493-6779 (international). A live webcast of the event will be available on the Tenable Investor Relations website at https://investors.tenable.com. An archived replay of the live broadcast will be available on the Investor Relations page of the website following the call.
About Tenable
Tenable® is the exposure management company, exposing and closing the cybersecurity gaps that erode business value, reputation and trust. The company’s AI-powered exposure management platform radically unifies security visibility, insight and action across the attack surface, equipping modern organizations to protect against attacks from IT infrastructure to cloud environments to critical infrastructure and everywhere in between. By protecting enterprises from security exposure, Tenable reduces business risk for over 40,000 customers around the globe. Learn more at tenable.com.
Contact Information
Investor Relations
investors@tenable.com
Media Relations
tenablepr@tenable.com
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, the ability of our partnerships with Anthropic and OpenAI to help drive new research, strengthen the security and capabilities of Tenable and help customers understand how frontier AI models behave, our ability to help transform threat investigations into precise remediation action, our business strategy, market opportunity and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” "believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that we make from time to time with the SEC, which are available on the SEC's website at sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements subsequent to the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance the overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and are helpful to investors in comparing our financial results over multiple periods with other companies in our industry.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.
Free Cash Flow and Unlevered Free Cash Flow: We define free cash flow, a non-GAAP financial measure, as net cash provided by operating activities less purchases of property and equipment and capitalized software development costs. We believe free cash flow is an important liquidity measure of the cash that is available (if any), after purchases of property and equipment and capitalized software development costs, for investment in our business and to make acquisitions. We believe that free cash flow is useful as a liquidity measure because it measures our ability to generate cash. We define unlevered free cash flow as free cash flow plus cash paid for interest and other financing costs. We believe unlevered free cash flow is useful as a liquidity measure as it measures the cash that is available to invest in our business and meet our current debt obligations and future financing needs. However, given our debt obligations, non-cancelable commitments and other contractual obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.
Non-GAAP Income from Operations and Non-GAAP Operating Margin: We define these non-GAAP financial measures as their respective GAAP measures, excluding the effect of stock-based compensation, acquisition-related expenses, restructuring expenses, costs related to the intra-entity asset transfers resulting from the internal restructuring of legal entities, and amortization of acquired intangible assets. Acquisition-related expenses include transaction and integration expenses, as well as costs related to the intercompany transfer of acquired intellectual property. Restructuring expenses include non-ordinary course severance, employee related benefits, and other charges to reorganize business operations. We believe that the exclusion of these expenses provides for a useful comparison of our operating results to prior periods and to our peer companies, which commonly exclude restructuring expenses.
Non-GAAP Net Income and Non-GAAP Earnings Per Share: We define non-GAAP net income as GAAP net income (loss), excluding the effect of stock-based compensation, acquisition-related expenses, restructuring expenses and amortization of acquired intangible assets, including the applicable tax impacts. In addition, we exclude the tax impact and related costs of intra-entity asset transfers resulting from the internal restructuring of legal entities as well as deferred income tax benefits recognized in connection with acquisitions. We use non-GAAP net income to calculate non-GAAP earnings per share.

Non-GAAP Gross Profit and Non-GAAP Gross Margin: We define non-GAAP gross profit as GAAP gross profit, excluding the effect of stock-based compensation and amortization of acquired intangible assets. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of revenue.
Non-GAAP Sales and Marketing Expense, Non-GAAP Research and Development Expense and Non-GAAP General and Administrative Expense: We define these non-GAAP measures as their respective GAAP measures, excluding stock-based compensation, acquisition-related expenses and costs related to intra-entity asset transfers resulting from the internal restructuring of legal entities.

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2026	2025	2026	2025
Revenue	$268,508	$247,295	$530,566	$486,432
Cost of revenue(1)	60,333	54,434	117,002	106,894
Gross profit	208,175	192,861	413,564	379,538
Operating expenses:
Sales and marketing(1)	105,869	107,091	212,858	210,273
Research and development(1)	56,999	59,236	112,760	112,459
General and administrative(1)	32,288	33,982	63,733	81,965
Restructuring	651	—	3,082	—
Total operating expenses	195,807	200,309	392,433	404,697
Income (loss) from operations	12,368	(7,448)	21,131	(25,159)
Interest income	2,312	4,080	5,352	9,007
Interest expense	(6,436)	(7,139)	(12,848)	(14,150)
Other (expense) income, net	(1,308)	25	(1,612)	499
Income (loss) before income taxes	6,936	(10,482)	12,023	(29,803)
Provision for income taxes	3,131	4,224	6,804	7,838
Net income (loss)	$3,805	$(14,706)	$5,219	$(37,641)

Net earnings (loss) per share:
Basic	$0.03	$(0.12)	$0.05	$(0.31)
Diluted	$0.03	$(0.12)	$0.05	$(0.31)

Weighted-average shares used to compute net earnings (loss) per share:
Basic	110,742	120,979	113,305	120,533
Diluted	113,768	120,979	115,716	120,533
_______________
(1)    Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cost of revenue	$3,565	$3,460	$6,840	$6,775
Sales and marketing	17,868	17,818	35,341	34,448
Research and development	13,986	15,300	27,015	28,267
General and administrative(2)	10,930	9,948	21,007	32,939
Total stock-based compensation	$46,349	$46,526	$90,203	$102,429
_______________
(2)    Stock-based compensation in the six months ended June 30, 2025 includes $14.6 million of expense related to the accelerated vesting of equity awards for our former Chairman and Chief Executive Officer.

TENABLE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

	June 30, 2026	December 31, 2025
(in thousands, except per share data)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$125,351	$187,762
Short-term investments	172,858	214,419
Accounts receivable (net of allowance for doubtful accounts of $530 and $656 at June 30, 2026 and December 31, 2025, respectively)	204,471	279,150
Deferred commissions	50,502	52,914
Prepaid expenses and other current assets	55,660	39,339
Total current assets	608,842	773,584
Property and equipment, net	45,611	40,062
Deferred commissions (net of current portion)	64,794	71,715
Operating lease right-of-use assets	41,883	35,558
Acquired intangible assets, net	101,731	115,296
Goodwill	697,886	697,886
Other assets	12,914	13,566
Total assets	$1,573,661	$1,747,667

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$28,405	$21,889
Accrued compensation	60,834	69,166
Deferred revenue	670,083	706,866
Operating lease liabilities	10,234	9,596
Other current liabilities	5,316	5,432
Total current liabilities	774,872	812,949
Deferred revenue (net of current portion)	179,334	192,410
Term loan, net of issuance costs (net of current portion)	352,983	354,209
Operating lease liabilities (net of current portion)	55,884	50,877
Other liabilities	12,189	10,846
Total liabilities	1,375,262	1,421,291

Stockholders’ equity:
Common stock (par value: $0.01; 500,000 shares authorized; 132,356 and 129,046 shares issued at June 30, 2026 and December 31, 2025, respectively)	1,324	1,290
Additional paid-in capital	1,687,284	1,586,727
Treasury stock (at cost: 21,914 and 10,596 shares at June 30, 2026 and December 31, 2025, respectively)	(597,710)	(364,574)
Accumulated other comprehensive (loss) income	(264)	387
Accumulated deficit	(892,235)	(897,454)
Total stockholders’ equity	198,399	326,376
Total liabilities and stockholders’ equity	$1,573,661	$1,747,667

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Six Months Ended June 30,
(in thousands)	2026	2025
Cash flows from operating activities:
Net income (loss)	$5,219	$(37,641)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	20,560	20,680
Stock-based compensation	90,203	102,429
Net accretion of discounts and amortization of premiums on short-term investments	(769)	(1,975)
Other	3,231	2,203
Changes in operating assets and liabilities:
Accounts receivable	74,805	79,766
Prepaid expenses and other assets	(2,871)	5,092
Accounts payable, accrued expenses and accrued compensation	(3,480)	(4,120)
Deferred revenue	(49,859)	(43,107)
Other current and noncurrent liabilities	(4,352)	6,543
Net cash provided by operating activities	132,687	129,870

Cash flows from investing activities:
Purchases of property and equipment	(3,960)	(10,901)
Capitalized software development costs	(6,923)	(1,323)
Purchases of short-term investments	(55,656)	(83,338)
Sales and maturities of short-term investments	97,335	122,314
Proceeds from other investments	—	664
Purchases of other investments	(200)	—
Business combinations, net of cash acquired	—	(196,182)
Net cash provided by (used in) investing activities	30,596	(168,766)

Cash flows from financing activities:
Payments on term loan	(1,875)	(1,875)
Proceeds from stock issued in connection with the employee stock purchase plan	8,738	9,712
Proceeds from the exercise of stock options	1,704	2,187
Payments for taxes related to net share settlement of equity awards	(3,172)	(1,329)
Purchase of treasury stock	(230,218)	(124,999)
Net cash used in financing activities	(224,823)	(116,304)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(871)	1,578
Net decrease in cash and cash equivalents and restricted cash	(62,411)	(153,622)
Cash and cash equivalents and restricted cash at beginning of period	187,762	328,647
Cash and cash equivalents and restricted cash at end of period	$125,351	$175,025

TENABLE HOLDINGS, INC.
REVENUE COMPONENTS AND RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

Revenue	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Subscription revenue	$248,261	$228,031	$491,414	$448,474
Perpetual license and maintenance revenue	9,862	11,411	20,024	22,963
Professional services and other revenue	10,385	7,853	19,128	14,995
Revenue(1)	$268,508	$247,295	$530,566	$486,432
_______________
(1)    Recurring revenue, which includes revenue from subscription arrangements for software (both recognized ratably over the subscription term and upon delivery) and cloud-based solutions and maintenance associated with perpetual licenses, represented 95% of revenue in the three months ended June 30, 2026 and 96% of revenue in the three months ended June 30, 2025 and the six months ended June 30, 2026 and 2025.

Remaining Performance Obligations	June 30,		Change
(in thousands)	2026	2025	%
Remaining performance obligations, short-term	$721,080	$641,918	12.3%
Remaining performance obligations, long-term	305,030	247,225	23.4%
Remaining performance obligations	$1,026,110	$889,143	15.4%

Free Cash Flow and Unlevered Free Cash Flow	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Net cash provided by operating activities	$44,716	$42,463	$132,687	$129,870
Purchases of property and equipment	(1,373)	(4,348)	(3,960)	(10,901)
Capitalized software development costs	(4,178)	(699)	(6,923)	(1,323)
Free cash flow(1)	39,165	37,416	121,804	117,646
Cash paid for interest and other financing costs	6,161	6,859	12,116	13,433
Unlevered free cash flow(1)	$45,326	$44,275	$133,920	$131,079
________________
(1)    Free cash flow and unlevered free cash flow for the periods presented were impacted by:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Employee stock purchase plan activity	$4,603	$4,923	$(1,282)	$(490)
Acquisition-related expenses	—	(1,630)	(157)	(4,819)
Restructuring	(782)	—	(2,998)	—

Non-GAAP Income from Operations and Non-GAAP Operating Margin	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2026	2025	2026	2025
Income (loss) from operations	$12,368	$(7,448)	$21,131	$(25,159)
Stock-based compensation	46,349	46,526	90,203	102,429
Acquisition-related expenses	37	2,081	57	6,702
Restructuring	651	—	3,082	—
Amortization of acquired intangible assets	6,783	6,537	13,565	12,401
Non-GAAP income from operations	$66,188	$47,696	$128,038	$96,373
Operating margin	4.6%	(3.0)%	4.0%	(5.2)%
Non-GAAP operating margin	24.7%	19.3%	24.1%	19.8%

Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2026	2025	2026	2025
Net income (loss)	$3,805	$(14,706)	$5,219	$(37,641)
Stock-based compensation	46,349	46,526	90,203	102,429
Tax impact of stock-based compensation(1)	344	1,041	1,403	1,896
Acquisition-related expenses(2)	37	2,081	57	6,702
Restructuring(2)	651	—	3,082	—
Amortization of acquired intangible assets(2)	6,783	6,537	13,565	12,401
Tax impact of acquisitions	(29)	(42)	(29)	(100)
Non-GAAP net income	$57,940	$41,437	$113,500	$85,687

Net earnings (loss) per share, diluted	$0.03	$(0.12)	$0.05	$(0.31)
Stock-based compensation	0.41	0.38	0.78	0.85
Tax impact of stock-based compensation(1)	—	0.01	—	0.02
Acquisition-related expenses(2)	—	0.02	—	0.05
Restructuring(2)	0.01	—	0.03	—
Amortization of acquired intangible assets(2)	0.06	0.05	0.12	0.10
Tax impact of acquisitions	—	—	—	—
Adjustment to diluted earnings per share(3)	—	—	—	(0.02)
Non-GAAP earnings per share, diluted	$0.51	$0.34	$0.98	$0.69

Weighted-average shares used to compute GAAP net earnings (loss) per share, diluted	113,768	120,979	115,716	120,533

Weighted-average shares used to compute non-GAAP earnings per share, diluted	113,768	122,875	115,716	123,516
________________
(1)    The tax impact of stock-based compensation is based on the tax treatment for the applicable tax jurisdictions.
(2)    The tax impact of acquisition-related expenses, restructuring and the amortization of acquired intangible assets are not material.
(3)    An adjustment to reconcile GAAP net loss per share, which excludes potentially dilutive shares, to non-GAAP earnings per share, which includes potentially dilutive shares.

Non-GAAP Gross Profit and Non-GAAP Gross Margin	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2026	2025	2026	2025
Gross profit	$208,175	$192,861	$413,564	$379,538
Stock-based compensation	3,565	3,460	6,840	6,775
Amortization of acquired intangible assets	6,783	6,537	13,565	12,401
Non-GAAP gross profit	$218,523	$202,858	$433,969	$398,714
Gross margin	77.5%	78.0%	77.9%	78.0%
Non-GAAP gross margin	81.4%	82.0%	81.8%	82.0%

Non-GAAP Sales and Marketing Expense	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2026	2025	2026	2025
Sales and marketing expense	$105,869	$107,091	$212,858	$210,273
Less: Stock-based compensation	17,868	17,818	35,341	34,448
Less: Acquisition-related expenses	—	258	—	1,312
Non-GAAP sales and marketing expense	$88,001	$89,015	$177,517	$174,513
Non-GAAP sales and marketing expense % of revenue	32.8%	36.0%	33.5%	35.9%

Non-GAAP Research and Development Expense	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2026	2025	2026	2025
Research and development expense	$56,999	$59,236	$112,760	$112,459
Less: Stock-based compensation	13,986	15,300	27,015	28,267
Less: Acquisition-related expenses	—	532	—	1,771
Non-GAAP research and development expense	$43,013	$43,404	$85,745	$82,421
Non-GAAP research and development expense % of revenue	16.0%	17.6%	16.2%	16.9%

Non-GAAP General and Administrative Expense	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2026	2025	2026	2025
General and administrative expense	$32,288	$33,982	$63,733	$81,965
Less: Stock-based compensation	10,930	9,948	21,007	32,939
Less: Acquisition-related expenses	37	1,291	57	3,619
Non-GAAP general and administrative expense	$21,321	$22,743	$42,669	$45,407
Non-GAAP general and administrative expense % of revenue	7.9%	9.2%	8.0%	9.3%
The following adjustments to reconcile forecasted non-GAAP income from operations, non-GAAP net income, non-GAAP earnings per share, free cash flow and unlevered free cash flow are subject to a number of uncertainties and assumptions, each of which are inherently difficult to forecast. As a result, actual adjustments and GAAP results may differ materially.

Forecasted Non-GAAP Income from Operations	Three Months Ending September 30, 2026		Year Ending December 31, 2026
(in millions)	Low	High	Low	High
Forecasted income from operations	$11.1	$14.1	$41.4	$47.4
Forecasted stock-based compensation	47.6	47.6	185.5	185.5
Forecasted acquisition-related expenses	—	—	0.1	0.1
Forecasted restructuring	0.5	0.5	4.1	4.1
Forecasted amortization of acquired intangible assets	6.8	6.8	26.9	26.9
Forecasted non-GAAP income from operations	$66.0	$69.0	$258.0	$264.0

Forecasted Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ending September 30, 2026		Year Ending December 31, 2026
(in millions, except per share data)	Low	High	Low	High
Forecasted net income(1)	$1.5	$4.5	$6.9	$12.9
Forecasted stock-based compensation	47.6	47.6	185.5	185.5
Forecasted tax impact of stock-based compensation	1.6	1.6	4.6	4.6
Forecasted acquisition-related expenses	—	—	0.1	0.1
Forecasted restructuring	0.5	0.5	4.1	4.1
Forecasted amortization of acquired intangible assets	6.8	6.8	26.9	26.9
Forecasted tax impact of acquisitions	—	—	(0.1)	(0.1)
Forecasted non-GAAP net income	$58.0	$61.0	$228.0	$234.0

Forecasted net earnings per share, diluted(1)	$0.01	$0.04	$0.06	$0.11
Forecasted stock-based compensation	0.40	0.40	1.59	1.59
Forecasted tax impact of stock-based compensation	0.01	0.01	0.04	0.04
Forecasted acquisition-related expenses	—	—	—	—
Forecasted restructuring	0.01	0.01	0.03	0.03
Forecasted amortization of acquired intangible assets	0.06	0.06	0.23	0.23
Forecasted tax impact of acquisitions	—	—	—	—
Forecasted non-GAAP earnings per share, diluted	$0.49	$0.52	$1.95	$2.00

Forecasted weighted-average shares used to compute non-GAAP earnings per share, diluted	118.0	118.0	117.0	117.0
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(1)    The forecasted GAAP net income assumes income tax expense of $4.4 million and $16.5 million in the three months ending September 30, 2026 and year ending December 31, 2026, respectively.

Forecasted Free Cash Flow and Unlevered Free Cash Flow	Year Ending December 31, 2026
(in millions)	Low	High
Forecasted net cash provided by operating activities	$289.5	$295.5
Forecasted purchases of property and equipment	(11.5)	(11.5)
Forecasted capitalized software development costs	(13.0)	(13.0)
Forecasted free cash flow	265.0	271.0
Forecasted cash paid for interest and other financing costs	24.0	24.0
Forecasted unlevered free cash flow	$289.0	$295.0